[Transamerica Life Insurance Company Letterhead]

March 28, 2006

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Separate Account VA D
File No. 811-09777, CIK 0001034622
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA D, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual reports for the following underlying management investment companies: AEGON/Transamerica Series Trust, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Janus Aspen Series, MFS® Variable Insurance TrustSM and Fidelity Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30d-1 under the Act:

•	On August 19, 2005, AEGON/Transamerica Series Fund, Inc., filed with the Commission via EDGAR (CIK: 0000778207);

•	On August 25, 2005, AIM Variable Insurance Funds filed with the Commission via EDGAR (CIK: 0000896435);

•	On August 29, 2005, AllianceBernstein Variable Products Series Fund, Inc. filed with the Commission via EDGAR (CIK: 0000825316);

•	On August 25, 2005, Janus Aspen Series filed with the Commission via EDGAR (CIK: 0000906185);

•	On August 28, 2005, MFS® Variable Insurance TrustSM filed with the Commission via EDGAR (CIK: 0000825316); and

•	On August 25, 2005, Fidelity Variable Insurance Products Fund filed with the Commission via EDGAR (CIK: 0000356494; 0000831016; 0000927384).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

Transamerica Life Insurance Company

/s/ Darin D. Smith
Darin D. Smith
General Counsel
Financial Markets Group